Exhibit 10.79

PROMISSORY NOTE
(Term Note B)

Dated: February 6, 2012

The undersigned, **Bioheart, Inc.**, a Florida corporation with its principal place of business at 13794 NW 4th Street, Sunrise, FL 33325 (hereinafter referred to as "Borrower"), promises to pay to BlueCrest Venture Finance Master Fund Limited ("Lender") or its registered assigns One Hundred Thirty-Nine Thousand Seven Hundred Twenty-Eight and 82/100 Dollars ($139,728.82) at its office at PO Box 309, Ugland House, South Church Street, George Town, Cayman Islands, or at such other place as Lender or its registered assigns may appoint, plus interest thereon as set forth herein.

Commencing as of February 1, 2012, interest on the principal amount outstanding under this Note (the "Note") shall accrue at the rate equal to 12.85% per annum, computed on the basis of a 360-day year of twelve 30-day months (the "Loan Interest Rate").

Principal and accrued interest shall be due and payable in full on February 6, 2013.

Any payment of principal and/or interest which is past due for a period in excess of five (5) days after its due date shall be overdue and shall be subject to a service charge in an amount equal to two percent (2 %) of the delinquent amount, but not more than the maximum rate permitted by law, whichever is less. Borrower shall additionally be liable for any reasonable costs or expenses incurred by Lender in collecting any sums due from Borrower to Lender including all reasonable attorneys' fees and reasonable legal expenses incurred by Lender if this note is placed with an attorney for collection.

Demand, presentment for payment, notice of non-payment and protest are hereby waived by the undersigned.

This Note is made by Borrower and delivered to Lender in relation to that certain Partial Assignment and Modification Agreement dated as of February 6, 2012 (the "Agreement") by and between Borrower and Lender.

Upon an Event of Default by Borrower hereunder, this Note may be declared due and payable by Lender, and Lender may, in its sole and absolute discretion, exercise any one or more of the rights and remedies accruing to a lender under the UCC or other applicable law of the relevant state or states or other applicable jurisdiction, and under any other instrument or agreement now or in the future entered into between Lender and Borrower, including under this Note or any other agreement(s).

This Note is an unsecured obligation of the Borrower. None of the rights or remedies of Lender (or its registered assigns) hereunder are to be deemed waived or affected by any failure to exercise same.

All remedies conferred upon Lender (or its registered assigns) under this Note, or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at the option of Lender or its registered assigns.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. AT THE ELECTION OF LENDER AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN OTHER JURISDICTION, BORROWER HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN COOK COUNTY IN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING HEREOF. BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LENDER OR BORROWER IN SUCH COURT IS AN IMPROPER VENUE OR SUCH ACTION SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM. LENDER AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY.

BORROWER AGREES THAT ALL PAYMENTS AND OTHER OBLIGATIONS DUE AND OWING UNDER THIS NOTE AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE PAID IN FULL WITHOUT OFFSET OR DEDUCTION FOR ANY REASON, AND BORROWER HEREBY WAIVES ANY RIGHT OF OFFSET ARISING FOR ANY REASON WITH RESPECT TO ANY PAYMENT OR OTHER OBLIGATION DUE AND OWING UNDER THIS NOTE AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

IN WITNESS WHEREOF, the undersigned hereunto sets its hand and seal as of the date first set forth above.

Bioheart, Inc.
Borrower

By: ______________________

Name: Mike Tomas

Title: Chief Executive Officer & President